Exhibit 99.1

Contact:      Dave Farmer

                     508-293-7206

                     dave.famer@emc.com

EMC REPORTS 61% INCREASE IN QUARTERLY PROFIT; ACHIEVES ALL-TIME RECORD QUARTERLY AND

FULL-YEAR REVENUE AND PROFIT

Highlights

•	Record quarterly and full-year revenue up 19% and 21% year over year, respectively

•	Record quarterly and full-year GAAP net income up 61% and 75% year over year, respectively

•	Record quarterly and full-year non-GAAP net income up 32% and 46% year over year, respectively

•	Record quarterly and full-year free cash flow

HOPKINTON, Mass. – January 25, 2011 – EMC Corporation (NYSE:EMC) today reported record fourth-quarter and full-year 2010 financial results. For the fourth quarter 2010, the company achieved all-time record consolidated revenue, net income and free cash flow. Full-year 2010 results were highlighted by all-time record consolidated revenue and profit that exceeded prior company outlook and record free cash flow.

For the fourth quarter, consolidated revenue was $4.9 billion, an increase of 19% compared with the year-ago quarter; GAAP net income attributable to EMC increased 61% year over year to $628.6 million; and GAAP diluted earnings per share were $0.29, up 53% year over year. Non-GAAP1 net income attributable to EMC for the fourth quarter was $920.1 million, an increase of 32% compared with the year-ago quarter, and non-GAAP1 earnings per diluted share were $0.42, an increase of 27% year over year.

During the quarter EMC generated record quarterly operating cash flow and free cash flow of $1.5 billion and $1.2 billion, which grew 50% and 54% year over year, respectively. For the quarter and full-year 2010, EMC expanded gross margin and operating margin percentages substantially on a year-over-year basis. The company completed the quarter with $9.5 billion in cash and investments.

For the full year 2010, consolidated revenue was $17.0 billion, an increase of 21% year over year; GAAP net income attributable to EMC increased 75% year over year to $1.9 billion; and GAAP diluted earnings per share were $0.88, up 66% year over year. Non-GAAP2 net income attributable to EMC for 2010 was $2.7 billion, an increase of 46% year over year, and non-GAAP2 earnings per diluted share were $1.26, an increase of 40% year over year. The company achieved record full-year operating cash flow and free cash flow of $4.5 billion and $3.4 billion, which grew 36% and 31%, respectively, compared with 2009.

Joe Tucci, EMC Chairman and Chief Executive Officer, said, “EMC’s performance in 2010 was the best in company history, marked by rapid growth, market share gains, financial leverage and significant investment in technology innovation. The platform for change in the IT industry has arrived with the biggest opportunity residing at the intersection of trusted cloud computing, enterprise data and ‘Big Data.’ Equipped with the strongest, most distinctive product and services portfolio and strategic partners, we have never been more confident in EMC’s position to lead this transformational shift to IT as a service.”

David Goulden, EMC Executive Vice President and Chief Financial Officer, said, “In 2010 we executed our triple play impressively – simultaneously taking market share, reinvesting meaningfully in our business and delivering improved profitability. Tremendous progress on all of these objectives throughout the year puts EMC in its best financial and operational shape ever. We are in great position to continue to deliver our triple play results in 2011; continue to achieve solid double-digit revenue and profit growth, expand operating margins and grow free cash flow for the year; and further strengthen EMC’s strategic position for the long term.”

Fourth-Quarter and 2010 Highlights

Fourth-quarter highlights included strong customer demand and double-digit revenue growth for the company’s market-leading high-end EMC Symmetrix storage product portfolio, which increased 19% compared with the year-ago quarter, and EMC’s mid-tier storage product portfolio3, which grew revenue 23% year over year. Revenues from EMC’s RSA information security business and VMware (NYSE: VMW), which is majority-owned by EMC, hit record amounts, growing 28% and 38% year over year, respectively. Additional fourth-quarter highlights included continued strong customer demand for EMC’s backup and recovery solutions as part of the company’s fast-growing Backup and Recovery Systems Division. Also in the fourth quarter, EMC completed its acquisition of Isilon Systems, a leader in fast-growing “scale-out” network attached storage.

EMC consolidated fourth-quarter revenue from the United States reached $2.6 billion, an increase of 20% year over year, representing 53% of consolidated fourth-quarter revenue. Revenue from EMC’s business operations outside of the United States reached $2.3 billion, an increase of 19% year over year, representing 47% of consolidated fourth-quarter revenue. Within this, revenue increased 13%, 30% and 34% year over year, respectively, in EMC’s Europe, Middle East and Africa; Asia Pacific and Japan; and Latin America regions.

Throughout 2010, EMC executed on numerous strategic initiatives that collectively helped strengthen the company’s technology leadership and services expertise in enterprise data, cloud computing and “Big Data”; advance its competitive lead; and gain market share. This included sustained aggressive investment in research and development, totaling 11% of annual consolidated 2010 revenue, which resulted in broad and deep innovation across all of EMC’s business units. EMC also continued to use its financial strength to make strategic acquisitions targeted at high-growth areas, including Isilon, data warehousing and business analytics pioneer Greenplum, and leading enterprise governance, risk and compliance (eGRC) software provider Archer Technologies. Additionally, the company further strengthened alignment with strategic partners demonstrated by the strong momentum of VCE, The Virtual Computing Environment Company, and expanded relationships with technology, solutions and service providers around the world.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not give effect to the potential impact of mergers, acquisitions, divestitures or business combinations that may be announced or closed after the date hereof. These statements supersede all prior statements regarding 2011 financial results set forth in prior EMC news releases.

All dollar amounts and percentages set forth below should be considered to be approximations.

•	Consolidated EMC revenues are expected to be $19.6 billion for 2011.

•

Consolidated GAAP operating income is expected to be 16% of revenues for 2011 and consolidated non-GAAP operating income is expected to be 23% of revenues for 2011. Excluded from consolidated non-GAAP operating income are restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization, which are expected to account for less than 1%, 5% and 2% of revenues, respectively.

•	Total consolidated non-operating expense, which includes investment income, interest expense and other expense, is expected to be $100 million in 2011.

•

Consolidated GAAP net income is expected to be $2.4 billion in 2011 and consolidated non-GAAP net income is expected to be $3.25 billion in 2011. Excluded from consolidated non-GAAP net income are restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization, which are expected to account for approximately $100 million, $600 million and $200 million, respectively.

•

Consolidated GAAP diluted earnings per share are expected to be $1.07 for 2011 and consolidated non-GAAP diluted earnings per share are expected to be $1.46 for 2011. Excluded from consolidated non-GAAP diluted earnings per share are restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization, which are expected to be $0.03, $0.27 and $0.09 per diluted share, respectively, for 2011.

•

The consolidated GAAP income tax rate is expected to be 20% for 2011. Excluding the impact of restructuring and acquisition-related charges, stock-based compensation expense and intangible asset amortization, which are expected to collectively impact the tax rate by 2%, the consolidated non-GAAP income tax rate is expected to be 22% for 2011.

•	The weighted average outstanding diluted shares are expected to be 2.23 billion for 2011.

•	EMC expects to repurchase $1.5 billion of the company’s stock in 2011.

Supporting Resources

•	EMC will host its 2010 fourth-quarter earnings conference call today at 8:30 a.m. ET, which will be available on EMC’s web site at http://www.emc.com/about/investor-relations/index.htm

•	Additional information regarding EMC’s financials, as well as a webcast of the conference call, will be available at 8:30 a.m. ET at http://www.emc.com/about/investor-relations/index.htm

•	Visit http://ir.vmware.com for more information about VMware’s fourth-quarter financial results.

About EMC

EMC Corporation (NYSE: EMC) is the world’s leading developer and provider of information infrastructure technology and solutions that enable organizations of all sizes to transform the way they compete and create value from their information. Information about EMC’s products and services can be found at www.EMC.com.

# # #

1 Items excluded from the non-GAAP results for the fourth quarters of 2010 and 2009 are amounts relating to restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and special income tax charges. In addition, for the fourth quarter of 2009, amounts relating to provisions for litigation are also excluded. See attached schedules for reconciliation of GAAP to non-GAAP.

2 Items excluded from the non-GAAP results for the full year 2010 and 2009 are amounts relating to restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization and special income tax charges. In addition, for 2009, amounts relating to provisions for litigation and gains on Data Domain and SpringSource common stock are also excluded. See attached schedules for reconciliation of GAAP to non-GAAP.

3 Mid-tier platform products include hardware and software products from EMC CLARiiON, EMC Celerra, EMC Centera, EMC Data Domain, EMC Avamar and EMC Atmos.

EMC, Atmos, Avamar, Celerra, Centera, CLARiiON, Data Domain, Isilon, RSA and Symmetrix are either registered trademarks or trademarks of EMC Corporation in the United States and/or other countries. VMware is a registered trademark or trademark of VMware, Inc. in the United States and/or other countries. All other trademarks used are the property of their respective owners.

Forward-Looking Statements

This release contains “forward-looking statements” as defined under the Federal Securities Laws. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to: (i) adverse changes in general economic or market conditions; (ii) delays or reductions in information technology spending; (iii) our ability to protect our proprietary technology; (iv) risks associated with managing the growth of our business, including risks associated with acquisitions and investments and the challenges and costs of integration, restructuring and achieving anticipated synergies; (v) fluctuations in VMware, Inc.’s operating results and risks associated with trading of VMware stock; (vi) competitive factors, including but not limited to pricing pressures and new product introductions; (vii) the relative and varying rates of product price and component cost declines and the volume and mixture of product and services revenues; (viii) component and product quality and availability; (ix) the transition to new products, the uncertainty of customer acceptance of new product offerings and rapid technological and market change; (x) insufficient, excess or obsolete inventory; (xi) war or acts of terrorism; (xii) the ability to attract and retain highly qualified employees; (xiii) fluctuating currency exchange rates; and (xiv) other one-time events and other important factors disclosed previously and from time to time in EMC’s filings with the U.S. Securities and Exchange Commission. EMC disclaims any obligation to update any such forward-looking statements after the date of this release.

Use of Non-GAAP Financial Measures

This release, the accompanying schedules and the additional content that is available on EMC’s website contain non-GAAP financial measures. These non-GAAP financial measures, which are used as measures of EMC’s performance or liquidity, should be considered in addition to, not as a substitute for, measures of EMC’s financial performance or liquidity prepared in accordance with GAAP. EMC’s non-GAAP financial measures may be defined differently from time to time and may be defined differently than similar terms used by other companies, and accordingly, care should be exercised in understanding how EMC defines its non-GAAP financial measures in this release.

Where specified in the accompanying schedules for various periods entitled “Reconciliation of GAAP to Non-GAAP,” certain items noted on each such specific schedule (including, where noted, amounts relating to restructuring and acquisition-related charges, stock-based compensation expense, intangible asset amortization, special income tax charges, provisions for litigation and amounts relating to gains on Data Domain and SpringSource common stock) are excluded from the non-GAAP financial measures.

EMC’s management uses the non-GAAP financial measures in the accompanying schedules to gain an understanding of EMC’s comparative operating performance (when comparing such results with previous periods or forecasts) and future prospects and excludes the above-listed items from its internal financial statements for purposes of its internal budgets and each reporting segment’s financial goals. These non-GAAP financial measures are used by EMC’s management in their financial and operating decision-making because management believes they reflect EMC’s ongoing business in a manner that allows meaningful period-to-period comparisons. EMC’s management believes that these non-GAAP financial measures provide useful information to investors and others (a) in understanding and evaluating EMC’s current operating performance and future prospects in the same manner as management does, if they so choose, and (b) in comparing in a consistent manner the Company’s current financial results with the Company’s past financial results.

This release also includes disclosures regarding free cash flow which is a non-GAAP financial measure. Free cash flow is defined as net cash provided by operating activities less additions to property, plant and equipment and capitalized software development costs. EMC uses free cash flow, among other measures, to evaluate the ability of its operations to generate cash that is available for purposes other than capital expenditures and capitalized software development costs. Management believes that information regarding free cash flow provides investors with an important perspective on the cash available to make strategic acquisitions and investments, repurchase shares, service debt and fund ongoing operations. As free cash flow is not a measure of liquidity calculated in accordance with GAAP, free cash flow should be considered in addition to, but not as a substitute for, the analysis provided in the statement of cash flows.

All of the foregoing non-GAAP financial measures have limitations. Specifically, the non-GAAP financial measures that exclude the items noted above do not include all items of income and expense that affect EMC’s operations. Further, these non-GAAP financial measures are not prepared in accordance with GAAP, may not be comparable to non-GAAP financial measures used by other companies and do not reflect any benefit that such items may confer on EMC. Management compensates for these limitations by also considering EMC’s financial results as determined in accordance with GAAP.

EMC CORPORATION

Consolidated Income Statements

(in thousands, except per share amounts)

Unaudited

	Three Months Ended		Twelve Months Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009
Revenues:
Product sales	$3,184,899	$2,653,174	$10,892,857	$8,828,145
Services	1,703,767	1,446,992	6,122,269	5,197,765

	4,888,666	4,100,166	17,015,126	14,025,910
Cost and expenses:
Cost of product sales	1,368,070	1,228,252	4,882,031	4,406,187
Cost of services	554,307	494,265	2,102,114	1,874,824
Research and development	492,093	424,243	1,888,015	1,627,509
Selling, general and administrative	1,487,045	1,341,873	5,375,305	4,595,625
Restructuring and acquisition-related charges	43,473	23,903	84,375	107,490

Operating income	943,678	587,630	2,683,286	1,414,275

Non-operating (expense) income:
Investment income	38,338	31,137	142,536	140,430
Interest expense	(45,806)	(46,571)	(178,345)	(182,499)
Other (expense) income, net	(26,780)	(14,911)	(39,494)	2,370

Total non-operating (expense) income	(34,248)	(30,345)	(75,303)	(39,699)

Income before provision for income taxes	909,430	557,285	2,607,983	1,374,576
Income tax provision	257,005	156,313	638,297	252,775

Net income	652,425	400,972	1,969,686	1,121,801
Less: Net income attributable to the non-controlling interest in VMware, Inc.	(23,866)	(10,376)	(69,691)	(33,724)

Net income attributable to EMC Corporation	$628,559	$390,596	$1,899,995	$1,088,077

Net income per weighted average share, basic attributable to EMC Corporation common shareholders	$0.30	$0.19	$0.92	$0.54

Net income per weighted average share, diluted attributable to EMC Corporation common shareholders	$0.29	$0.19	$0.88	$0.53

Weighted average shares, basic	2,064,683	2,041,601	2,055,959	2,022,371

Weighted average shares, diluted	2,192,996	2,103,569	2,147,931	2,055,146

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

EMC Consolidated GAAP	$4,888,666	$1,922,377	$492,093	$1,487,045	$43,473	$943,678	$(34,248)	$909,430	$257,005	$652,425	$(23,866)	$628,559	$0.304	$0.285

Restructuring and acquisition-related charges	—	—	—	—	(43,473)	43,473	—	43,473	6,791	36,682	(30)	36,652	$0.018	$0.017
Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.040	$0.038

EMC Consolidated Adjusted (1)	4,888,666	1,922,377	492,093	1,487,045	—	987,151	(34,248)	952,903	180,465	772,438	(23,896)	748,542	$0.363	$0.340

Stock-based compensation expense	—	(28,899)	(71,155)	(85,339)	—	185,393	500	185,893	45,230	140,663	(13,751)	126,912	$0.062	$0.058
Intangible asset amortization	—	(33,221)	(6,286)	(30,899)	—	70,406	—	70,406	24,074	46,332	(1,709)	44,623	$0.022	$0.020

EMC Consolidated Non-GAAP (2)	$4,888,666	$1,860,257	$414,652	$1,370,807	$—	$1,242,950	$(33,748)	$1,209,202	$249,769	$959,433	$(39,356)	$920,077	$0.446	$0.418

EMC Information Infrastructure GAAP	$4,054,162	$1,782,431	$318,886	$1,103,128	$43,148	$806,569	$(25,920)	$780,649	$250,794	$529,855	$—	$529,855	$0.257	$0.242

Restructuring and acquisition-related charges	—	—	—	—	(43,148)	43,148	—	43,148	6,616	36,532	—	36,532	$0.018	$0.017
Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.040	$0.038

EMC Information Infrastructure Adjusted (3)	4,054,162	1,782,431	318,886	1,103,128	—	849,717	(25,920)	823,797	174,079	649,718	—	649,718	$0.315	$0.296

Stock-based compensation expense	—	(17,383)	(24,236)	(52,341)	—	93,960	500	94,460	22,863	71,597	—	71,597	$0.035	$0.033
Intangible asset amortization	—	(23,375)	(5,659)	(29,197)	—	58,231	—	58,231	20,481	37,750	—	37,750	$0.018	$0.017

EMC Information Infrastructure Non-GAAP (4)	$4,054,162	$1,741,673	$288,991	$1,021,590	$—	$1,001,908	$(25,420)	$976,488	$217,423	$759,065	$—	$759,065	$0.368	$0.346

VMware standalone GAAP	$835,661	$140,351	$177,671	$387,025	$—	$130,614	$(5,567)	$125,047	$5,167	$119,880	$—	$119,880	$0.058	$0.053

GAAP adjustments and eliminations	(1,157)	(405)	(4,464)	(3,108)	325	6,495	(2,761)	3,734	1,044	2,690	(23,866)	(21,176)	$(0.010)	$(0.011)

VMware within EMC GAAP (5)	834,504	139,946	173,207	383,917	325	137,109	(8,328)	128,781	6,211	122,570	(23,866)	98,704	$0.048	$0.044

Acquisition-related charges	—	—	—	—	(325)	325	—	325	175	150	(30)	120	$—	$—

VMware within EMC Adjusted (6)	834,504	139,946	173,207	383,917	—	137,434	(8,328)	129,106	6,386	122,720	(23,896)	98,824	$0.048	$0.044

Stock-based compensation expense	—	(11,516)	(46,919)	(32,998)	—	91,433	—	91,433	22,367	69,066	(13,751)	55,315	$0.027	$0.025
Intangible asset amortization	—	(9,846)	(627)	(1,702)	—	12,175	—	12,175	3,593	8,582	(1,709)	6,873	$0.003	$0.003

VMware within EMC Non-GAAP (7)	$834,504	$118,584	$125,661	$349,217	$—	$241,042	$(8,328)	$232,714	$32,346	$200,368	$(39,356)	$161,012	$0.078	$0.072

									Wtd. Average Share O/S				2,064,683	2,192,996

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results:

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(26,922)	$(26,922)	$(8,727)	$(18,195)	$—	$(18,195)	$(0.009)	$(0.008)
Transition costs (9)	—	592	1,010	2,487	—	(4,089)	—	(4,089)	(737)	(3,352)	—	(3,352)	$(0.002)	$(0.002)

	$—	$592	$1,010	$2,487	$—	$(4,089)	$(26,922)	$(31,011)	$(9,464)	$(21,547)	$—	$(21,547)	$(0.010)	$(0.010)

(1)	Represents EMC Consolidated GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible asset amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

EMC Consolidated GAAP	$17,015,126	$6,984,145	$1,888,015	$5,375,305	$84,375	$2,683,286	$(75,303)	$2,607,983	$638,297	$1,969,686	$(69,691)	$1,899,995	$0.924	$0.880

Restructuring and acquisition-related charges	—	—	—	—	(84,375)	84,375	—	84,375	10,721	73,654	(1,636)	72,018	$0.035	$0.034
Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.041	$0.039

EMC Consolidated Adjusted (1)	17,015,126	6,984,145	1,888,015	5,375,305	—	2,767,661	(75,303)	2,692,358	565,687	2,126,671	(71,327)	2,055,344	$1.000	$0.953

Stock-based compensation expense	—	(108,653)	(258,746)	(317,654)	—	685,053	1,405	686,458	165,673	520,785	(48,122)	472,663	$0.230	$0.220
Intangible asset amortization	—	(131,760)	(23,556)	(129,966)	—	285,282	—	285,282	92,674	192,608	(5,279)	187,329	$0.091	$0.087

EMC Consolidated Non-GAAP (2)	$17,015,126	$6,743,732	$1,605,713	$4,927,685	$—	$3,737,996	$(73,898)	$3,664,098	$824,034	$2,840,064	$(124,728)	$2,715,336	$1.321	$1.260

EMC Information Infrastructure GAAP	$14,164,393	$6,491,939	$1,244,057	$4,103,464	$80,877	$2,244,056	$(58,713)	$2,185,343	$575,156	$1,610,187	$—	$1,610,187	$0.783	$0.750

Restructuring and acquisition-related charges	—	—	—	—	(80,877)	80,877	—	80,877	15,736	65,141	—	65,141	$0.032	$0.030
Special income tax charge	—	—	—	—	—	—	—	—	(83,331)	83,331	—	83,331	$0.041	$0.039

EMC Information Infrastructure Adjusted (3)	14,164,393	6,491,939	1,244,057	4,103,464	—	2,324,933	(58,713)	2,266,220	507,561	1,758,659	—	1,758,659	$0.855	$0.819

Stock-based compensation expense	—	(70,160)	(94,941)	(210,530)	—	375,631	1,273	376,904	103,303	273,601	—	273,601	$0.133	$0.127
Intangible asset amortization	—	(103,304)	(21,202)	(126,017)	—	250,523	—	250,523	84,937	165,586	—	165,586	$0.081	$0.077

EMC Information Infrastructure Non-GAAP (4)	$14,164,393	$6,318,475	$1,127,914	$3,766,917	$—	$2,951,087	$(57,440)	$2,893,647	$695,801	$2,197,846	$—	$2,197,846	$1.069	$1.023

VMware standalone GAAP	$2,857,343	$493,715	$652,968	$1,282,667	$—	$427,993	$(11,618)	$416,375	$58,936	$357,439	$—	$357,439	$0.174	$0.162

GAAP adjustments and eliminations	(6,610)	(1,509)	(9,010)	(10,826)	3,498	11,237	(4,972)	6,265	4,205	2,060	(69,691)	(67,631)	$(0.033)	$(0.036)

VMware within EMC GAAP (5)	2,850,733	492,206	643,958	1,271,841	3,498	439,230	(16,590)	422,640	63,141	359,499	(69,691)	289,808	$0.141	$0.131

Acquisition-related charges	—	—	—	—	(3,498)	3,498	—	3,498	(5,015)	8,513	(1,636)	6,877	$0.003	$0.003

VMware within EMC Adjusted (6)	2,850,733	492,206	643,958	1,271,841	—	442,728	(16,590)	426,138	58,126	368,012	(71,327)	296,685	$0.144	$0.134

Stock-based compensation expense	—	(38,493)	(163,805)	(107,124)	—	309,422	132	309,554	62,370	247,184	(48,122)	199,062	$0.097	$0.093
Intangible asset amortization	—	(28,456)	(2,354)	(3,949)	—	34,759	—	34,759	7,737	27,022	(5,279)	21,743	$0.011	$0.010

VMware within EMC Non-GAAP (7)	$2,850,733	$425,257	$477,799	$1,160,768	$—	$786,909	$(16,458)	$770,451	$128,233	$642,218	$(124,728)	$517,490	$0.252	$0.237

									Wtd. Average Share O/S				2,055,959	2,147,931

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2010

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results:

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other (Expense) Income, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(105,654)	$(105,654)	$(36,850)	$(68,804)	$—	$(68,804)	$(0.034)	$(0.032)
Transition costs (9)	—	2,275	5,079	29,836	—	(37,190)	—	(37,190)	(10,085)	(27,105)	—	(27,105)	$(0.013)	$(0.013)

	$—	$2,275	$5,079	$29,836	$—	$(37,190)	$(105,654)	$(142,844)	$(46,935)	$(95,909)	$—	$(95,909)	$(0.047)	$(0.045)

(1)	Represents EMC Consolidated GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding restructuring, acquisition-related charges and special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible asset amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Expense, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

EMC Consolidated GAAP	$4,100,166	$1,722,517	$424,243	$1,341,873	$23,903	$587,630	$(30,345)	$557,285	$156,313	$400,972	$(10,376)	$390,596	$0.191	$0.185

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.025
Restructuring and acquistion-related charges	—	—	—	—	(23,903)	23,903	—	23,903	9,130	14,773	(152)	14,621	$0.007	$0.007
Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.029

EMC Consolidated Adjusted (1)	4,100,166	1,722,517	424,243	1,284,373	—	669,033	(30,345)	638,688	109,881	528,807	(10,528)	518,279	$0.254	$0.246

Stock-based compensation expense	—	(30,136)	(67,040)	(84,421)	—	181,597	—	181,597	36,849	144,748	(11,554)	133,194	$0.065	$0.063
Intangible asset amortization	—	(36,488)	(3,191)	(26,224)	—	65,903	—	65,903	21,443	44,460	(468)	43,992	$0.022	$0.021

EMC Consolidated Non-GAAP (2)	$4,100,166	$1,655,893	$354,012	$1,173,728	$—	$916,533	$(30,345)	$886,188	$168,173	$718,015	$(22,550)	$695,465	$0.341	$0.330

EMC Information Infrastructure GAAP	$3,493,623	$1,614,231	$290,130	$1,051,889	$23,075	$514,298	$(24,067)	$490,231	$145,535	$344,696	$—	$344,696	$0.169	$0.164

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.025
Restructuring and acquistion-related charges	—	—	—	—	(23,075)	23,075	—	23,075	9,130	13,945	—	13,945	$0.007	$0.007
Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.029

EMC Information Infrastructure Adjusted (3)	3,493,623	1,614,231	290,130	994,389	—	594,873	(24,067)	570,806	99,103	471,703	—	471,703	$0.231	$0.224

Stock-based compensation expense	—	(20,633)	(29,880)	(58,024)	—	108,537	—	108,537	26,614	81,923	—	81,923	$0.040	$0.039
Intangible asset amortization	—	(32,960)	(3,124)	(25,710)	—	61,794	—	61,794	19,881	41,913	—	41,913	$0.021	$0.020

EMC Information Infrastructure Non-GAAP (4)	$3,493,623	$1,560,638	$257,126	$910,655	$—	$765,204	$(24,067)	$741,137	$145,598	$595,539	$—	$595,539	$0.292	$0.283

VMware standalone GAAP	$608,201	$107,506	$136,262	$293,276	$—	$71,157	$(3,920)	$67,237	$10,828	$56,409	$—	$56,409	$0.028	$0.027

GAAP adjustments and eliminations	(1,658)	780	(2,149)	(3,292)	828	2,175	(2,358)	(183)	(50)	(133)	(10,376)	(10,509)	$(0.005)	$(0.006)

VMware within EMC GAAP (5)	606,543	108,286	134,113	289,984	828	73,332	(6,278)	67,054	10,778	56,276	(10,376)	45,900	$0.022	$0.021

Acquistion-related charges	—	—	—	—	(828)	828	—	828	—	828	(152)	676	$—	$—

VMware within EMC Adjusted (6)	606,543	108,286	134,113	289,984	—	74,160	(6,278)	67,882	10,778	57,104	(10,528)	46,576	$0.023	$0.022

Stock-based compensation expense	—	(9,503)	(37,160)	(26,397)	—	73,060	—	73,060	10,235	62,825	(11,554)	51,271	$0.025	$0.024
Intangible asset amortization	—	(3,528)	(67)	(514)	—	4,109	—	4,109	1,562	2,547	(468)	2,079	$0.001	$0.001

VMware within EMC Non-GAAP (7)	$606,543	$95,255	$96,886	$263,073	$—	$151,329	$(6,278)	$145,051	$22,575	$122,476	$(22,550)	$99,926	$0.049	$0.047

									Wtd. Average Share O/S				2,041,601	2,103,569

Reconciliation of GAAP to Non-GAAP

For the Three Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Expense, net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(27,785)	$(27,785)	$(9,253)	$(18,532)	$—	$(18,532)	$(0.009)	$(0.009)
Transition costs (9)	—	167	3,243	15,921	—	(19,331)	—	(19,331)	(5,053)	(14,278)	—	(14,278)	$(0.007)	$(0.007)

	$—	$167	$3,243	$15,921	$—	$(19,331)	$(27,785)	$(47,116)	$(14,306)	$(32,810)	$—	$(32,810)	$(0.016)	$(0.016)

(1)	Represents EMC Consolidated GAAP excluding provision for litigation, restructuring and acquisition-related charges and a special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding provision for litigation, restructuring and acquisition-related charges and a special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible asset amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

EMC Consolidated GAAP	$14,025,910	$6,281,011	$1,627,509	$4,595,625	$107,490	$1,414,275	$(39,699)	$1,374,576	$252,775	$1,121,801	$(33,724)	$1,088,077	$0.538	$0.528

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.026
Gain on Data Domain and SpringSource common stock	—	—	—	—	—	—	(25,822)	(25,822)	—	(25,822)	1,025	(24,797)	$(0.012)	$(0.012)
Restructuring and acquistion-related charges	—	(12,485)	—	—	(107,490)	119,975	—	119,975	35,884	84,091	(287)	83,804	$0.041	$0.041
Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.030

EMC Consolidated Adjusted (1)	14,025,910	6,268,526	1,627,509	4,538,125	—	1,591,750	(65,521)	1,526,229	233,097	1,293,132	(32,985)	1,260,146	$0.623	$0.612

Stock-based compensation expense	—	(99,393)	(214,554)	(291,759)	—	605,706	—	605,706	135,130	470,576	(34,731)	435,845	$0.216	$0.212
Intangible asset amortization	—	(131,754)	(12,883)	(103,151)	—	247,788	—	247,788	83,842	163,946	(1,568)	162,378	$0.080	$0.079

EMC Consolidated Non-GAAP (2)	$14,025,910	$6,037,379	$1,400,072	$4,143,215	$—	$2,445,244	$(65,521)	$2,379,723	$452,069	$1,927,654	$(69,284)	$1,858,369	$0.919	$0.903

EMC Information Infrastructure GAAP	$12,004,948	$5,921,103	$1,136,100	$3,657,916	$105,889	$1,183,940	$(36,059)	$1,147,881	$225,799	$922,082	$—	$922,082	$0.456	$0.449

Provision for litigation	—	—	—	(57,500)	—	57,500	—	57,500	5,156	52,344	—	52,344	$0.026	$0.026
Gain on Data Domain common stock	—	—	—	—	—	—	(19,963)	(19,963)	—	(19,963)	—	(19,963)	$(0.010)	$(0.010)
Restructuring and acquistion-related charges	—	(12,485)	—	—	(105,889)	118,374	—	118,374	35,884	82,490	—	82,490	$0.041	$0.040
Special income tax charge	—	—	—	—	—	—	—	—	(60,718)	60,718	—	60,718	$0.030	$0.030

EMC Information Infrastructure Adjusted (3)	12,004,948	5,908,618	1,136,100	3,600,416	—	1,359,814	(56,022)	1,303,792	206,121	1,097,671	—	1,097,671	$0.543	$0.534

Stock-based compensation expense	—	(67,698)	(92,766)	(198,239)	—	358,703	—	358,703	89,055	269,648	—	269,648	$0.133	$0.131
Intangible asset amortization	—	(119,819)	(12,776)	(101,059)	—	233,654	—	233,654	78,824	154,830	—	154,830	$0.077	$0.075

EMC Information Infrastructure Non-GAAP (4)	$12,004,948	$5,721,101	$1,030,558	$3,301,118	$—	$1,952,171	$(56,022)	$1,896,149	$374,000	$1,522,149	$—	$1,522,149	$0.753	$0.741

VMware standalone GAAP	$2,023,937	$359,728	$496,552	$948,362	$—	$219,295	$4,154	$223,449	$26,351	$197,098	$—	$197,098	$0.097	$0.096

GAAP adjustments and eliminations	(2,975)	180	(5,143)	(10,653)	1,601	11,040	(7,794)	3,246	625	2,621	(33,724)	(31,103)	$(0.015)	$(0.016)

VMware within EMC GAAP (5)	2,020,962	359,908	491,409	937,709	1,601	230,335	(3,640)	226,695	26,976	199,719	(33,724)	165,995	$0.082	$0.080

Gain on SpringSource common stock	—	—	—	—	—	—	(5,859)	(5,859)	—	(5,859)	1,025	(4,834)	$(0.002)	$(0.002)
Acquistion-related charges	—	—	—	—	(1,601)	1,601	—	1,601	—	1,601	(287)	1,314	$0.001	$0.001

VMware within EMC Adjusted (6)	2,020,962	359,908	491,409	937,709	—	231,936	(9,499)	222,437	26,976	195,461	(32,986)	162,475	$0.080	$0.078

Stock-based compensation expense	—	(31,695)	(121,788)	(93,520)	—	247,003	—	247,003	46,075	200,928	(34,731)	166,197	$0.082	$0.081
Intangible asset amortization	—	(11,935)	(107)	(2,092)	—	14,134	—	14,134	5,018	9,116	(1,568)	7,548	$0.004	$0.004

VMware within EMC Non-GAAP (7)	$2,020,962	$316,278	$369,514	$842,097	$—	$493,073	$(9,499)	$483,574	$78,069	$405,505	$(69,285)	$336,220	$0.166	$0.163

									Wtd. Average Share O/S				2,022,371	2,055,146

Reconciliation of GAAP to Non-GAAP

For the Twelve Months Ended December 31, 2009

(in thousands, except per share amounts)

Unaudited

(Continued)

The following costs are included in EMC Consolidated Non-GAAP and EMC Information Infrastructure Non-GAAP results

	Revenue	Cost of Revenue	Research and Development	Selling, General and Administrative	Restructuring and Acquisition- Related Charges	Operating Income	Other Income (Expense), net	Income Before Taxes	Income Tax Provision	Net Income	Net Income Attributable to VMware	Net Income Attributable to EMC	Net Income per Weighted Average Share, Basic	Net Income per Weighted Average Share, Diluted

Non-cash interest expense on convertible debt (8)	$—	$—	$—	$—	$—	$—	$(108,347)	$(108,347)	$(35,025)	$(73,322)	$—	$(73,322)	$(0.036)	$(0.036)
Transition costs (9)	—	3,194	8,411	43,063	—	(54,668)	—	(54,668)	(15,683)	(38,985)	—	(38,985)	$(0.019)	$(0.019)

	$—	$3,194	$8,411	$43,063	$—	$(54,668)	$(108,347)	$(163,015)	$(50,708)	$(112,307)	$—	$(112,307)	$(0.056)	$(0.055)

(1)	Represents EMC Consolidated GAAP excluding provision for litigation, gain on Data Domain and SpringSource common stock, restructuring and acquisition-related charges and a special income tax charge.
(2)	Represents EMC Consolidated Adjusted excluding stock-based compensation expense and intangible asset amortization.
(3)	Represents EMC Information Infrastructure GAAP excluding provision for litigation, gain on Data Domain common stock, restructuring and acquisition-related charges and a special income tax charge.
(4)	Represents EMC Information Infrastructure Adjusted excluding stock-based compensation expense and intangible asset amortization.
(5)	Represents VMware within EMC GAAP.
(6)	Represents VMware within EMC GAAP excluding gain on SpringSource common stock and acquisition-related charges.
(7)	Represents VMware within EMC Adjusted excluding stock-based compensation expense and intangible asset amortization.
(8)	Represents the non-cash interest charge associated with our convertible senior notes due 2011 and 2013 totaling $3,450 million.
(9)	Represents incremental costs incurred to transform our current cost structure to a more streamlined cost structure.

Note: schedule may not add due to rounding

EMC CORPORATION

Consolidated Balance Sheets

(in thousands, except per share amounts)

Unaudited

	December 31, 2010	December 31, 2009
ASSETS
Current assets:
Cash and cash equivalents	$4,119,138	$6,302,499
Short-term investments	1,256,175	392,839
Accounts and notes receivable, less allowance for doubtful accounts of $57,385 and $47,414	2,569,523	2,108,575
Inventories	856,405	886,289
Deferred income taxes	609,832	564,174
Other current assets	372,249	283,926

Total current assets	9,783,322	10,538,302
Long-term investments	4,115,918	2,692,323
Property, plant and equipment, net	2,528,432	2,224,346
Intangible assets, net	1,624,267	1,185,632
Goodwill	11,772,650	9,210,376
Other assets, net	1,008,695	961,024

Total assets	$30,833,284	$26,812,003

LIABILITIES & SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,062,600	$899,298
Accrued expenses	2,090,035	1,944,210
Income taxes payable	199,735	41,691
Convertible debt	3,214,771	—
Deferred revenue	2,810,873	2,262,968

Total current liabilities	9,378,014	5,148,167
Income taxes payable	265,549	235,976
Deferred revenue	1,853,263	1,373,798
Deferred income taxes	717,004	708,378
Long-term convertible debt	—	3,100,290
Other liabilities	217,449	184,920

Total liabilities	12,431,279	10,751,529

Convertible debt	235,229	—

Commitments and contingencies
Shareholders’ equity:
Preferred stock, par value $0.01; authorized 25,000 shares; none outstanding	—	—
Common stock, par value $0.01; authorized 6,000,000 shares; issued 2,069,246 and 2,052,441 shares	20,692	20,524
Additional paid-in capital	3,816,681	3,875,791
Retained earnings	13,659,284	11,759,289
Accumulated other comprehensive loss, net	(92,617)	(105,722)

Total EMC Corporation’s shareholders’ equity	17,404,040	15,549,882
Non-controlling interest in VMware, Inc.	762,736	510,592

Total shareholders’ equity	18,166,776	16,060,474

Total liabilities and shareholders’ equity	$30,833,284	$26,812,003

EMC CORPORATION

Consolidated Statements of Cash Flows

(in thousands)

Unaudited

	Twelve Months Ended
	December 31, 2010	December 31, 2009
Cash flows from operating activities:
Cash received from customers	$17,585,447	$14,647,691
Cash paid to suppliers and employees	(12,830,684)	(11,032,859)
Dividends and interest received	102,912	109,525
Interest paid	(76,711)	(73,430)
Income taxes paid	(232,121)	(316,542)

Net cash provided by operating activities	4,548,843	3,334,385

Cash flows from investing activities:
Additions to property, plant and equipment	(745,412)	(411,579)
Capitalized software development costs	(362,956)	(304,520)
Purchases of short and long-term available-for-sale securities	(6,321,535)	(5,409,540)
Sales of short and long-term available-for-sale securities	3,625,260	5,171,449
Maturities of short and long-term available-for-sale securities	437,297	704,653
Business acquisitions, net of cash acquired	(3,194,611)	(2,664,141)
Proceeds from (investments in) strategic and other related investments	85,908	(182,994)
Other	—	1,184

Net cash used in investing activities	(6,476,049)	(3,095,488)

Cash flows from financing activities:
Issuance of EMC’s common stock from the exercise of stock options	780,732	366,361
Issuance of VMware’s common stock from the exercise of stock options	431,306	227,666
EMC repurchase of EMC’s common stock	(999,924)	—
EMC purchase of VMware’s common stock	(399,224)	—
VMware repurchase of VMware’s common stock	(338,527)	—
Payments on securities lending	—	(412,321)
Excess tax benefits from stock-based compensation	281,872	46,082
Payment of long-term and short-term obligations	(4,128)	(20,835)
Proceeds from long-term and short-term obligations	4,066	4,969

Net cash (used in) provided by financing activities	(243,827)	211,922

Effect of exchange rate changes on cash and cash equivalents	(12,328)	7,995

Net (decrease) increase in cash and cash equivalents	(2,183,361)	458,814
Cash and cash equivalents at beginning of period	6,302,499	5,843,685

Cash and cash equivalents at end of period	$4,119,138	$6,302,499

Reconciliation of net income to net cash provided by operating activities:

Net income	$1,969,686	$1,121,801
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	1,167,550	1,073,135
Non-cash interest expense on convertible debt	105,649	108,347
Non-cash restructuring and other special charges	6,861	25,050
Stock-based compensation expense	667,728	600,537
Provision for doubtful accounts	18,965	14,351
Deferred income taxes, net	(49,787)	27,198
Excess tax benefits from stock-based compensation	(281,872)	(46,082)
Gain on Data Domain and SpringSource common stock	—	(25,822)
Other	(21,250)	(13,906)
Changes in assets and liabilities, net of acquisitions:
Accounts and notes receivable	(405,758)	241,069
Inventories	(114,111)	(158,482)
Other assets	(54,469)	3,600
Accounts payable	154,496	140,376
Accrued expenses	4,162	(80,642)
Income taxes payable	455,964	(91,142)
Deferred revenue	957,114	366,361
Other liabilities	(32,085)	28,636

Net cash provided by operating activities	$4,548,843	$3,334,385

EMC Corporation

Reconciliation of Cash Flow from Operations to Free Cash Flow

(in thousands)

Unaudited

	Twelve Months Ended		Three Months Ended
	December 31, 2010	December 31, 2009	December 31, 2010	December 31, 2009

EMC Consolidated

Cash flow from Operations	$4,548,843	$3,334,385	$1,512,237	$1,008,657

Capital Expenditures	(745,412)	(411,579)	(203,546)	(133,990)

Capitalized Software	(362,956)	(304,520)	(90,464)	(82,088)

Free Cash Flow	$3,440,475	$2,618,286	$1,218,227	$792,579

EMC Corporation

Reconciliation of GAAP to Non-GAAP Tax Rate

(in thousands)

Unaudited

For the three months ended December 31, 2010

	Income Before Tax	Tax Provision	Tax Rate

EMC Consolidated GAAP	$909,430	$257,005	28.3%
Stock-based compensation expense	185,893	45,230	24.3%
Intangible asset amortization	70,406	24,074	34.2%
Restructuring and acquisition-related charges	43,473	6,791	15.6%
Special income tax charge	—	(83,331)	—

EMC Consolidated Non-GAAP	$1,209,202	$249,769	20.7%

EMC Corporation

Supplemental

Revenue Analysis

(in thousands)

Unaudited

Supplemental Revenue Data

	Q1 2009	Q2 2009	Q3 2009	Q4 2009	FY 2009	Q1 2010	Q2 2010	Q3 2010	Q4 2010	FY 2010
Storage:
Product Revenue	$1,572,408	$1,632,309	$1,818,230	$2,175,104	$7,198,051	$2,017,314	$2,076,855	$2,172,875	$2,557,243	$8,824,287
Services Revenue	790,932	842,558	880,807	947,061	3,461,358	901,781	922,067	966,414	1,084,564	3,874,826

Total Storage Revenue	$2,363,340	$2,474,867	$2,699,037	$3,122,165	$10,659,409	$2,919,095	$2,998,922	$3,139,289	$3,641,807	$12,699,113

Information Intelligence Group:
Product Revenue	$58,710	$60,792	$58,209	$83,125	$260,836	$63,662	$62,329	$59,078	$84,069	$269,138
Services Revenue	115,605	119,445	118,979	124,724	478,753	114,502	116,105	116,713	119,439	466,759

Total Information Intelligence Group Revenue	$174,315	$180,237	$177,188	$207,849	$739,589	$178,164	$178,434	$175,791	$203,508	$735,897

Security:
Product Revenue	$80,671	$84,080	$84,080	$91,441	$340,272	$85,814	$90,876	$102,442	$121,019	$400,151
Services Revenue	62,035	63,055	68,420	72,168	265,678	75,654	82,460	83,290	87,828	329,232

Total Security Revenue	$142,706	$147,135	$152,500	$163,609	$605,950	$161,468	$173,336	$185,732	$208,847	$729,383

EMC Information Infrastructure:
Product Revenue	$1,711,789	$1,777,181	$1,960,519	$2,349,670	$7,799,159	$2,166,790	$2,230,060	$2,334,395	$2,762,331	$9,493,576
Services Revenue	968,572	1,025,058	1,068,206	1,143,953	4,205,789	1,091,937	1,120,632	1,166,417	1,291,831	4,670,817

Total EMC Information Infrastructure Revenue	$2,680,361	$2,802,239	$3,028,725	$3,493,623	$12,004,948	$3,258,727	$3,350,692	$3,500,812	$4,054,162	$14,164,393

VMware:
Product Revenue	$257,331	$228,089	$240,062	$303,504	$1,028,986	$311,927	$323,256	$341,530	$422,568	$1,399,281
Services Revenue	213,070	227,024	248,843	303,039	991,976	320,038	349,549	369,929	411,936	1,451,452

Total VMware Revenue	$470,401	$455,113	$488,905	$606,543	$2,020,962	$631,965	$672,805	$711,459	$834,504	$2,850,733

Consolidated Revenues:
Product Revenue	$1,969,120	$2,005,270	$2,200,581	$2,653,174	$8,828,145	$2,478,717	$2,553,316	$2,675,925	$3,184,899	$10,892,857
Services Revenue	1,181,642	1,252,082	1,317,049	1,446,992	5,197,765	1,411,975	1,470,181	1,536,346	1,703,767	6,122,269

Total Consolidated Revenues	$3,150,762	$3,257,352	$3,517,630	$4,100,166	$14,025,910	$3,890,692	$4,023,497	$4,212,271	$4,888,666	$17,015,126

Percentage impact to EMC revenue growth rate due to changes in exchange rates from the prior year	(3.5)%	(3.7)%	(1.3)%	2.5%	(1.4)%	2.4%	0.0%	(0.6)%	(0.6)%	0.2%

EMC Corporation

Reconciliation of Gross Margin GAAP to Non-GAAP

(in thousands)

Unaudited

	Q4 2010	Q4 2009	FY 2010	FY 2009

Gross Margin GAAP	$2,966,289	$2,377,649	$10,030,981	$7,744,899
Stock-based compensation expense	28,899	30,136	108,653	99,393
Intangible asset amortization	33,221	36,488	131,760	131,754
Restructuring and acquisition-related charges	—	—	—	12,485

Gross Margin Non-GAAP	$3,028,409	$2,444,273	$10,271,394	$7,998,531

Revenues	$4,888,666	$4,100,166	$17,015,126	$14,025,910
% GAAP	60.7%	58.0%	59.0%	55.2%
% Non-GAAP	61.9%	59.6%	60.4%	57.0%

EMC Corporation

Reconciliation of Operating Margin GAAP to Non-GAAP

(in thousands)

Unaudited

	Q4 2010	Q4 2009	FY 2010	FY 2009

Operating Income GAAP	$943,678	$587,630	$2,683,286	$1,414,275
Restructuring and acquisition-related charges	43,473	23,903	84,375	119,975
Provision for litigation	—	57,500	—	57,500
Stock-based compensation expense	185,393	181,597	685,053	605,706
Intangible asset amortization	70,406	65,903	285,282	247,788

Operating Income Non-GAAP	$1,242,950	$916,533	$3,737,996	$2,445,244

Revenues	$4,888,666	$4,100,166	$17,015,126	$14,025,910
Operating Margin GAAP	19.3%	14.3%	15.8%	10.1%
Operating Margin Non-GAAP	25.4%	22.4%	22.0%	17.4%

EMC Corporation

Reconciliation of EMC’s Compounded Annual Growth Rate

(in thousands)

Unaudited

	Actual 2004	Guidance 2011	Guidance CAGR

GAAP diluted earnings per share	$0.36	$1.07	17%

Restructuring and acquisition-related charges	0.01	0.03	15%
Stock-based compensation expense	0.02	0.27	49%
Intangible asset amortization	0.03	0.09	18%

Non-GAAP diluted earnings per share	$0.41	$1.46	19%

Schedule may not add due to rounding